WALGREEN CO.
LONG-TERM PERFORMANCE INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

EMPLOYEE:

AWARD DATE:

TOTAL NUMBER OF RESTRICTED STOCK UNITS:

VESTING DATE:

This document (referred to below as the “Agreement” or the “Award Agreement”) spells out the terms and conditions of the Restricted Stock Unit Award provided by Walgreen Co., an Illinois corporation (the “Company”), to the individual employee designated above (the “Employee”) pursuant to the Walgreen Co. Long-Term Performance Incentive Plan and related plan documents (the “Plan”) on and as of the Award Date designated above.  Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan.

The parties hereto agree as follows:

1. Grant of Restricted Stock Units.  Pursuant to the approval and direction of the Compensation Committee of the Company’s Board of Directors (the “Committee”) under Sections 3.2, 5 and 6 of the Plan, the Company hereby grants to the Employee, the number of restricted stock units specified above (the “Restricted Stock Units”), subject to the terms and conditions of the Plan and this Agreement.

2. Restrictions.  The Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, whether voluntarily or involuntarily or by operation of law.  The Employee shall have no rights in the shares of Company common stock (the “Common Stock”) underlying the Restricted Stock Units until the termination of the applicable Period of Restriction (as defined in Section 4 below) or as otherwise provided in the Plan or this Agreement.  The Employee shall not have any voting rights with respect to the Restricted Stock Units.

3. Restricted Stock Unit Account and Dividend Equivalents.  The Company shall maintain an account (the “Account”) on its books in the name of the Employee.  Such Account shall reflect the number of Restricted Stock Units awarded to the Employee as well as any additional Restricted Stock Units credited as a result of dividend equivalents, administered as follows:

(a) The Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b) As of each record date with respect to which a cash dividend is to paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with an equivalent amount of Restricted Stock Units based upon the value of Common Stock on such date.

(c) If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock.

(d) Additional Restricted Stock Units credited via dividend equivalents shall vest or be forfeited at the same time as the Restricted Stock Units to which they relate.

4. Period of Restriction.  Subject to the provisions of the Plan and this Agreement, unless vested or forfeited earlier as described in Section 5, 6, 7 or 8 of this Agreement, as applicable, the Restricted Stock Units awarded hereunder shall become vested and settled as described in Section 9 below, as of the vesting date or dates indicated in the introduction to this Agreement.  The period prior to the vesting date with respect each Restricted Stock Unit is referred to as the “Period of Restriction.”

5. Vesting upon Termination due to Disability or Death.  If, while the Restricted Stock Units are subject to a Period of Restriction, the Employee terminates employment with the Company (or a Subsidiary of the Company if the Employee is then in the employ of such Subsidiary) by reason of Disability (as defined in the Plan) or death, then any portion of the Restricted Stock Units subject to a Period of Restriction shall become fully vested as of the date of employment termination without regard to the Period of Restriction set forth in Section 4 of this Agreement.  The term “Subsidiary” is defined in the Plan and means a corporation with respect to which the Company directly or indirectly owns 50% or more of the voting power. Any Restricted Stock Units becoming vested by reason of the Employee’s death or Disability shall be settled on the date of the Employee’s separation from service (within the meaning of Internal Revenue Code (“Code”) Section 409A), or as soon as practicable thereafter, but in no event later than 90 days after such date; provided, however, to the extent required under Code Section 409A, if the Employee is a specified employee (within the meaning of Code Section 409A at the time payment is to be made), payment shall not be made until the date which is six months after the Employee’s separation from service.

6. Vesting upon Termination due to Retirement.  If, while the Restricted Stock Units are subject to a Period of Restriction, the Employee terminates employment with the Company (or a Subsidiary of the Company if the Employee is then in the employ of such Subsidiary) by reason of Retirement (as defined in the Plan), then a pro-rated portion of the Restricted Stock Units subject to a Period of Restriction shall become fully vested as of the date of employment termination without regard to the Period of Restriction set forth in Section 4 of this Agreement.  Such pro-rated portion shall equal the number of Restricted Stock Units, multiplied by a fraction equal to the number of full months completed between the Award Date and the Employee’s retirement date, divided by the number of full months from the Award Date through the Vesting Date.  The remaining Restricted Stock Units shall be forfeited as of the Employee’s termination of employment due to Retirement. Any Restricted Stock Units becoming vested by reason of the Employee’s Retirement shall be settled on the date of the Employee’s separation from service (within the meaning of Internal Revenue Code Section 409A), or as soon as practicable thereafter, but in no event later than 90 days after such date; provided, however, to the extent required under Code Section 409A, if the Employee is a specified employee (within the meaning of Code Section 409A at the time payment is to be made), payment shall not be made until date which is six months after the Employee’s separation from service.

7. Forfeiture upon Termination due to Reason other than Retirement, Disability or Death.  If, while the Restricted Stock Units are subject to a Period of Restriction, the Employee’s employment with the Company (or a Subsidiary of the Company if the Employee is then in the employ of such Subsidiary) terminates for a reason other than the Employee’s Retirement, Disability or death, then the Employee shall forfeit any portion of the Restricted Stock Units that is subject to a Period of Restriction on the date of such employment termination.

8. Vesting upon Change in Control.  In the event of a “Change in Control” of the Company, as defined in Section 11.2 of the Plan, pursuant to Section 11.1 of the Plan the Restricted Stock Units shall cease to be subject to the Period of Restriction set forth in Section 4 of this Agreement. If the Change in Control is not also considered a change in control within the meaning of Internal Revenue Code Section 409A, then the Restricted Stock Units shall become vested on the date of the Change in Control, but settlement shall not occur until the earlier of the Participant’s separation from service (within the meaning of Code Section 409A), or the vesting date indicated in the introduction to the Agreement.

9. Settlement of Vested Restricted Stock Units.  Subject to the requirements of Sections 12 and 13 below, as promptly as practicable after Restricted Stock Units cease to be subject to a Period of Restriction in accordance with Section 4, 5, or 6 of this Agreement, the Company shall transfer to the Employee one share of Common Stock for each Restricted Stock Unit becoming vested at such time net of any applicable tax withholding requirements that are necessary to satisfy withholding taxes in accordance with Section 12 below.  The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to the Employee of a certificate or certificates for such shares.  Certificates for the shares of Common Stock shall be issued and delivered to the Employee, the Employee’s legal representative, or a brokerage account for the benefit of the Employee, as the case may be, or such shares may be held in book entry form.  Restricted Stock Units payable under this Agreement are intended to be exempt from Internal Revenue Code Section 409A under the exemption for short-term deferrals.  Accordingly, and subject to Sections 5 and 6 above, Restricted Stock Units will be settled no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the Restricted Stock Units cease to be subject to a Period of Restriction, or (ii) the end of the fiscal year of the Company in which the Restricted Stock Units cease to be subject to a Period of Restriction.

10. Settlement Following Change in Control.  Notwithstanding any provision of this Agreement to the contrary, in connection with or after the occurrence of a Change in Control as defined in Section 11.2 of the Plan, the Company may, in its sole discretion, fulfill its obligation with respect to all or any portion of the Restricted Stock Units that cease to be subject to a Period of Restriction in accordance with Section 8 above, by:

(a) delivery of (i) the number of shares of Common Stock that corresponds with the number of Restricted Stock Units that have ceased to be subject to a Period of Restriction or (ii) such other ownership interest as such shares of Common Stock that correspond with the vested Restricted Stock Units may be converted into by virtue of the Change in Control transaction in accordance with Section 9 above;

(b) payment of cash in an amount equal to the fair market value of the Common Stock that corresponds with the number of vested Restricted Stock Units at that time; or

(c) delivery of any combination of shares of Common Stock (or other converted ownership interest) and cash having an aggregate fair market value equal to the fair market value of the Common Stock that corresponds with the number of Restricted Stock Units that have become vested at that time.

11. Adjustment in Capitalization.  In the event of any change in the Common Stock of the Company, the provisions of Section 10.2 of the Plan shall govern such that the number of Restricted Stock Units subject to this Agreement shall be equitably adjusted by the Committee.

12. Tax Withholding.  Whenever a Period of Restriction applicable to the Employee’s rights to some or all of the Restricted Stock Units lapses as provided in Section 4, 5, 6 or 8 of this Agreement, the Company or its agent shall notify the Employee of the related amount of tax that must be withheld under applicable tax laws. Regardless of any action the Company, any Subsidiary of the Company, or the Employee’s employer takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related withholding (“Tax”) that the Employee is required to bear pursuant to all applicable laws, the Employee hereby acknowledges and agrees that the ultimate liability for all Tax is and remains the responsibility of the Employee.

Prior to receipt of any shares that correspond to Restricted Stock Units that vest in accordance with this Agreement, the Employee shall pay or make adequate arrangements satisfactory to the Company and/or any Subsidiary of the Company to satisfy all withholding and payment on account obligations of the Company and/or any Subsidiary of the Company.  In this regard, the Company shall sell or arrange for the sale of Common Stock that the Employee is due to acquire to satisfy the withholding obligation for Tax and/or withhold any Common Stock.  Finally, the Employee agrees to pay the Company or any Subsidiary of the Company any amount of any Tax that the Company or any Subsidiary of the Company may be required to withhold as a result of the Employee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to deliver Common Stock if the Employee fails to comply with its obligations in connection with the tax as described in this section.

The Company advises the Employee to consult his or her legal and/or tax advisors with respect to the tax consequences for the Employee under the Plan.

13. Securities Laws.  This award is a private offer that may be accepted only by an individual who is an employee of the Company or a Subsidiary of the Company and who satisfies the eligibility requirements outlined in the Plan and the Committee’s administrative procedures.  If a Registration Statement under the Securities Act of 1933, as amended, is not in effect with respect to the shares of Common Stock to be issued pursuant to this Agreement, the Employee hereby represents that he or she is acquiring the shares of Common Stock for investment and with no present intention of selling or transferring them and that he or she will not sell or otherwise transfer the shares except in compliance with all applicable securities laws and requirements of any stock exchange on which the shares of Common Stock may then be listed.

14. No Employment or Compensation Rights.  Participation in the Plan is subject to all of the terms and conditions of the Plan and this Agreement.  This Agreement shall not confer upon the Employee any right to continuation of employment by the Company or its Subsidiaries, nor shall this Agreement interfere in any way with the Company’s or its Subsidiaries’ right to terminate Employee’s employment at any time.  Neither the Plan nor this Agreement forms any part of any contract of employment between the Company or any Subsidiary and the Employee, and neither the Plan nor this Agreement confers on the Employee any legal or equitable rights (other than those related to the Restricted Stock Unit award) against the Company or any Subsidiary or directly or indirectly gives rise to any cause of action in law or in equity against the Company or any Subsidiary.

15. Plan Terms and Committee Authority.  This Agreement and the rights of the Employee hereunder are subject to all of the terms and conditions of the Plan, as it may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan.  It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, all of which shall be binding upon Employee.  Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.  The Employee hereby acknowledges receipt of a copy of the Plan and this Agreement.

16. Non-Competition, Non-Solicitation and Confidentiality.  As a condition to the receipt of this Restricted Stock Unit award, the Employee must agree to the terms and conditions set forth in the Non-Competition, Non-Solicitation and Confidentiality Agreement attached hereto as Exhibit A by executing that Agreement.  Failure to execute and return the Non-Competition, Non-Solicitation and Confidentiality Agreement within 120 days of the Award Date shall constitute a decision by the Employee to decline to accept this Restricted Stock Unit award.

17. Amendment or Modification, Waiver.  Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Employee and by a duly authorized officer of the Company. No waiver of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

18. Governing Law and Jurisdiction.  This Agreement is governed by the substantive and procedural laws of the state of Illinois.  The Employee and the Company shall submit to the exclusive jurisdiction of, and venue in, the courts in Illinois in any dispute relating to this Agreement.

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Please sign the attached Exhibit A to confirm your agreement to be bound by the terms and conditions set forth in Exhibit A, and to acknowledge your receipt of the Plan and this Award Agreement and your acceptance of the Restricted Stock Unit award issued hereunder.

[Missing Graphic Reference]
                                                           Very truly yours,

EXHIBIT A

WALGREEN CO. NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

This Exhibit forms a part of the Restricted Stock Unit Award Agreement covering Restricted Stock Units awarded to an employee of Walgreen Co. or one of its subsidiary companies (hereinafter referred to as “Employee’’ and the “Company”).

WHEREAS, the Company develops and/or uses valuable business, technical, proprietary, customer and patient information it protects by limiting its disclosure and by keeping it secret or confidential;

WHEREAS, Employee acknowledges that during the course of employment, he or she has or will receive, contribute, or develop such confidential information; and

WHEREAS, the Company desires to protect from its competitors such confidential information and also desires to protect its legitimate business interests and goodwill in maintaining its employee and customer relationships.

NOW THEREFORE, in consideration of the Restricted Stock Unit award issued to Employee pursuant the Award Agreement to which this is attached as Exhibit A, Employee agrees to the following:

1.           Non-Disclosure And Non-Use.  Employee agrees not to disclose any Confidential Information, as defined below, to any person or entity other than the Company, either during or after Employee’s employment, without the Company’s prior written consent.  Employee further agrees not to use any Confidential Information, either during or at any time after his or her employment, without the Company’s prior written consent, except as may be necessary to perform his or her job duties during employment with the Company.

Confidential Information means information not generally known by the public about processes, systems, products, services, including proposed products and services, business information, know-how, or trade secrets of the Company.  Confidential Information includes, but is not limited to, the following:

(a)           Customer records, identity of vendors, suppliers, or landlords, profit and performance reports, prices, selling and pricing procedures and techniques, and financing methods of the Company;

(b)           Customer lists and information pertaining to identities of the customers, their special demands, and their past, current and anticipated requirements for the products or services of the Company;

(c)           Specifications, procedures, policies, techniques, manuals, databases and all other information pertaining to products or services of the Company, or of others for which the Company has assumed an obligation of confidentiality;

(d)           Business or marketing plans, accounting records, financial statements and information, and projections of the Company;

(e)           Software developed or used by the Company;

(f)           Information related to the Company’s retailing, distribution or administrative facilities; and

(g)           Any other information identified or defined as confidential information by Company policy.

2.           Non-Competition and Non-Solicitation.  In order to protect the legitimate business interests and goodwill of the Company, and to protect Confidential Information, Employee covenants and agrees that for the entire period of his or her employment with the Company, and for one year after the termination of such employment by either party for any reason, Employee will not:

(a)           contact any Customer of the Company for the benefit of a Competing Business or interfere with, or attempt to disrupt the relationship, contractual, or otherwise, between the Company and any of its Customers.

(b)           hire employees of the Company.  This restriction includes without limitation a prohibition on directly or indirectly employing, or knowingly permitting any Person or business directly or indirectly controlled by Employee, regardless of whether such Person or business is a Competing Business, from employing, any person who is employed by the Company.  For the period following the termination of Employee's employment with the Company, the term "employee" means an individual employed by the Company as of the date of, or within 90 days of, Employee's last day worked for the Company.

(c)           solicit employees of the Company.  This restriction includes without limitation a prohibition on directly or indirectly (i) interfering with, or attempting to disrupt the relationship, contractual, or otherwise, between the Company and any of its employees, and (ii) soliciting, inducing, or attempting to induce employees of the Company to terminate employment with the Company.

(d)           compete with the Company.  This restriction includes without limitation a prohibition on directly or indirectly engaging or investing in, owning, managing, operating, financing, controlling, participating in the ownership, management, operation, financing or control of, or being associated or in any manner connected with, any Competing Business, whether as a consultant, independent contractor, agent, employee, officer, partner, director, shareholder (except (i) limited partnership investments in private equity funds which may invest in venture capital-backed companies (where Employee's investment represents less than 1% percent ownership interest of any such company) or (ii) investments of less than 1% ownership interest of the outstanding securities of a corporation or other entity whose securities are listed on a stock exchange or quotation system and such entity files periodic reports with the Securities and Exchange Commission), distributor, representative, or otherwise, alone or in association with any other Person(s).  Notwithstanding the foregoing, Employee may render services for a Competing Business if:  such service does not conflict with any other restrictions noted in this Paragraph 2; the Competing Business is diversified, and Employee becomes employed in a part of the business that is not in direct or indirect competition with Company; and, prior to the Employee beginning employment with the Competing Business, the Company receives written assurances satisfactory to the Company, from both the Competing Business and Employee, that Employee will not render services directly or indirectly in connection with any product, system, service, or process of any person or organization which is the same as, comparable to, or competes directly or indirectly with a product, system, service, or process of the Company

Employee agrees that the restrictions contained in paragraphs 2(a), 2(b), and 2(c) have no geographic limitation.  Employee agrees that the restrictions contained in Paragraph 2(d) are geographically limited to (a) the entirety of the United States and (b) any other country if the Company conducts business within such country at any time during Employee's employment with the Company.

Employee acknowledges that (i) the Company's business is and following the date hereof will be national in scope, (ii) the Company's products and services are and following the date hereof will be marketed throughout the United States and (iii) the Company has competed and following the date hereof will compete with other businesses that are or could be located in any part of the United States.  Employee further covenants and agrees that restrictive covenants contained in this Agreement are reasonable and necessary to protect the legitimate business interests of the Company because of the nature and scope of the Company's business.

If a court or arbitrator of competent jurisdiction determines that one or more of the provisions of this Paragraph 2 are invalid, illegal, or unenforceable for any reason, then such provision or provisions shall be deemed to be reduced in scope or length, as the case may be, to the extent required to make this Paragraph enforceable.  If Employee violates the provisions of this Paragraph 2, the periods described therein shall be extended by that number of days which equals the aggregate of all days during which at any time any such violations occurred.

For purposes of this Paragraph 2, the following definitions shall apply:

(1)           “Competing Business” means any business engaged in by any Person that is in competition with any business engaged in by the Company (“Company Business”) during the term of Employee’s employment with the Company; provided that the foregoing shall only apply to any Company Business with respect to which Employee possesses Confidential Information and is substantially engaged or provides substantial support during Employee’s employment with the Company.

(2)           “Customer” means any patient or other customer or prospective customer of any Company business unit with respect to which Employee is substantially engaged or provides substantial support during Employee’s employment with the Company.

(3)           “Person” means any individual, corporation, partnership, limited liability company or other entity.

For purpose of this Agreement, Employee’s effective date of termination of employment with the Company shall mean the later of: the Employee’s last day worked for the Company, or the end of any period of severance paid to the  Employee, regardless of whether such severance is paid as salary continuation, or in one lump sum. Notwithstanding the foregoing, if the Employee’s position is eliminated or otherwise ends in connection with a workforce reduction ( including any voluntary separation program), then the restrictions described in Paragraph 2(d) above shall end as of the later of six months following the Employee’s last day worked or the end of any severance period.

Notwithstanding the foregoing provisions of this Paragraph 2 and the remainder of this Agreement, the non-competition provisions of Paragraph 2(d) above shall not restrict Employee from performing legal services as a licensed attorney for a Competing Business to the extent that the attorney licensure requirements in the applicable jurisdiction do not permit Employee to agree to the otherwise applicable restrictions of Paragraph 2(d).

3.           Non-Inducement.  Employee agrees that during the term of his or her employment and for one year following the Employee’s termination of employment, Employee will not directly or indirectly assist or encourage any Person or entity in carrying out any activity that would be prohibited by the provisions of this Agreement if such activity were carried out by Employee.

4.           Property.  Employee agrees that upon leaving the employment of the Company, he or she will not take with him or her any of the Company’s property, including Confidential Information and trade secrets, regardless of the form in which it was held or acquired by Employee, and will immediately return to the Company any and all documents, notes, records, notebooks, mobile telephones, cellular telephones, computers, PDAs (personal digital assistants), portable digital storage devices, and similar repositories of or containing or relating to Confidential Information and Company trade secrets, and including, but not limited to, all copies, notes or abstracts thereof.

5.           Consideration and Acknowledgments.  Employee acknowledges and agrees that the covenants described in Paragraphs 1 through 4 of this Agreement are essential terms, and the underlying restricted stock unit award would not be provided by the Company in the absence of these covenants.  Employee further acknowledges that these covenants are supported by adequate consideration as set forth in this Agreement, that full compliance with these covenants will not prevent Employee from earning a livelihood following the termination of his or her employment, and that these covenants do not place undue restraint on Employee and are not in conflict with any public interest.  Employee further acknowledges and agrees that Employee fully understands these covenants, has had full and complete opportunity to discuss and resolve any ambiguities or uncertainties regarding these covenants before signing this Agreement, that these covenants are reasonable and enforceable in every respect, and has voluntarily agreed to comply with these covenants for their stated term.  Employee agrees that in the event he or she is offered employment with a Competing Business at any time in the future, Employee shall immediately notify the Competing Business of the existence of the covenants set forth in Paragraphs 1 through 4 above.

6.           Enforcement of This Agreement.  Employee acknowledges that compliance with the covenants set forth in Paragraphs 1 through 4 of this Agreement is necessary to enable the Company to maintain its competitive position, and that any actual or threatened breach of these covenants will result in irreparable and continuing damage to the Company for which there will be no adequate remedy at law.  In the event of any actual or threatened breach of these covenants, the Company shall be entitled to injunctive relief, including the right to a temporary restraining order, and other relief, including damages, as may be proper along with the Company’s attorneys’ fees and court costs.  The foregoing stipulated damages and remedies of the Company are in addition to, and not to the exclusion of, any other damages the Company may be able to prove.  In addition, if any court shall at any time hold these covenants to be unenforceable or unreasonable in scope, territory or period of time, then the scope, territory or period of time of the covenants shall be that determined by the court to be reasonable.  Employee consents to the jurisdiction of the Circuit Court of Lake or Cook County, Illinois for purposes of the enforcement of this agreement.

7.           Severability.  If any phrase or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, such phrase, clause or provision shall be deemed severed from this Agreement, but will not affect the enforceability of any other provisions of this Agreement, which shall otherwise remain in full force and effect.  If any restriction or limitation in this Agreement is deemed to be unreasonable, unenforceable or unduly restrictive by a court of competent jurisdiction, it shall not be stricken in its entirety and held totally void and unenforceable, but shall remain effective to the maximum extent permissible as determined by said court.

8.           Entire Agreement.  Except as provided in (1) and (2) below, this Agreement represents the entire agreement between the parties covering confidentiality, non-competition and non-solicitation restrictions, and it supersedes and renders null and void all prior agreements (or any portions thereof), arrangements or communications between the parties covering such restrictions, whether oral or written.  In particular, to the extent Employee has signed more than one version of this Agreement in connection with restricted stock unit awards for multiple years, the latest of such executed Agreements shall apply.  The terms of this Agreement may not be altered or modified except by written agreement of Employee and the Company.  Notwithstanding the foregoing:

(1) to the extent that, pursuant to an employment contract or otherwise, Employee is currently or in the future becomes subject to any similar obligations that are more restrictive in any respects than Employee’s obligations under this Agreement, then the more restrictive terms shall govern; and

(2)  this Agreement in no way limits or changes the Company’s obligations to Employee in regard to severance and any other specified matters under any employment, severance or similar agreement that may now or in the future be in place between the Company (or any predecessor or successor company) and Employee.

9.           Notification.  Employee further agrees that the Company may notify anyone later employing him or her of the existence and provisions of this Agreement.

10.           Successors and Assigns.  This Agreement shall be enforceable by the Company and its successors and permitted assigns.

11.           General.  Employee agrees that:

(a)           Waiver of any of the provisions of this Agreement by the Company in any particular instance shall not be deemed to be a waiver of any provision in any other instance and/or of the Company’s other rights at law or under this Agreement;

(b)           The provisions of this Agreement shall be considered severable;

(c)           This Agreement shall accrue to and be binding upon the Company and Employee; and

(d)           The captions in this Agreement shall be for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.           Governing Law.  The law of the State of Illinois shall govern this Agreement without regard to its choice of law provisions.

By my signature below, I acknowledge receipt of the Restricted Stock Unit Agreement to which this Agreement is attached as Exhibit A, and I and agree to the terms and conditions expressed in this Non-Competition, Non-Solicitation and Confidentiality Agreement.

Employee Name :

PLEASE KEEP THIS COPY FOR YOUR RECORDS

EXHIBIT A

WALGREEN CO. NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

This Exhibit forms a part of the Restricted Stock Unit Award Agreement covering Restricted Stock Units awarded to an employee of Walgreen Co. or one of its subsidiary companies (hereinafter referred to as “Employee’’ and the “Company”).

WHEREAS, the Company develops and/or uses valuable business, technical, proprietary, customer and patient information it protects by limiting its disclosure and by keeping it secret or confidential;

WHEREAS, Employee acknowledges that during the course of employment, he or she has or will receive, contribute, or develop such confidential information; and

WHEREAS, the Company desires to protect from its competitors such confidential information and also desires to protect its legitimate business interests and goodwill in maintaining its employee and customer relationships.

NOW THEREFORE, in consideration of the Restricted Stock Unit award issued to Employee pursuant the Award Agreement to which this is attached as Exhibit A, Employee agrees to the following:

1.           Non-Disclosure And Non-Use.  Employee agrees not to disclose any Confidential Information, as defined below, to any person or entity other than the Company, either during or after Employee’s employment, without the Company’s prior written consent.  Employee further agrees not to use any Confidential Information, either during or at any time after his or her employment, without the Company’s prior written consent, except as may be necessary to perform his or her job duties during employment with the Company.

Confidential Information means information not generally known by the public about processes, systems, products, services, including proposed products and services, business information, know-how, or trade secrets of the Company.  Confidential Information includes, but is not limited to, the following:

(a)           Customer records, identity of vendors, suppliers, or landlords, profit and performance reports, prices, selling and pricing procedures and techniques, and financing methods of the Company;

(b)           Customer lists and information pertaining to identities of the customers, their special demands, and their past, current and anticipated requirements for the products or services of the Company;

(c)           Specifications, procedures, policies, techniques, manuals, databases and all other information pertaining to products or services of the Company, or of others for which the Company has assumed an obligation of confidentiality;

(d)           Business or marketing plans, accounting records, financial statements and information, and projections of the Company;

(e)           Software developed or used by the Company;

(f)           Information related to the Company’s retailing, distribution or administrative facilities; and

(g)           Any other information identified or defined as confidential information by Company policy.

2.           Non-Competition and Non-Solicitation.  In order to protect the legitimate business interests and goodwill of the Company, and to protect Confidential Information, Employee covenants and agrees that for the entire period of his or her employment with the Company, and for one year after the termination of such employment by either party for any reason, Employee will not:

(a)           contact any Customer of the Company for the benefit of a Competing Business or interfere with, or attempt to disrupt the relationship, contractual, or otherwise, between the Company and any of its Customers.

(b)           hire employees of the Company.  This restriction includes without limitation a prohibition on directly or indirectly employing, or knowingly permitting any Person or business directly or indirectly controlled by Employee, regardless of whether such Person or business is a Competing Business, from employing, any person who is employed by the Company.  For the period following the termination of Employee's employment with the Company, the term "employee" means an individual employed by the Company as of the date of, or within 90 days of, Employee's last day worked for the Company.

(c)           solicit employees of the Company.  This restriction includes without limitation a prohibition on directly or indirectly (i) interfering with, or attempting to disrupt the relationship, contractual, or otherwise, between the Company and any of its employees, and (ii) soliciting, inducing, or attempting to induce employees of the Company to terminate employment with the Company.

(d)           compete with the Company.  This restriction includes without limitation a prohibition on directly or indirectly engaging or investing in, owning, managing, operating, financing, controlling, participating in the ownership, management, operation, financing or control of, or being associated or in any manner connected with, any Competing Business, whether as a consultant, independent contractor, agent, employee, officer, partner, director, shareholder (except (i) limited partnership investments in private equity funds which may invest in venture capital-backed companies (where Employee's investment represents less than 1% percent ownership interest of any such company) or (ii) investments of less than 1% ownership interest of the outstanding securities of a corporation or other entity whose securities are listed on a stock exchange or quotation system and such entity files periodic reports with the Securities and Exchange Commission), distributor, representative, or otherwise, alone or in association with any other Person(s).  Notwithstanding the foregoing, Employee may render services for a Competing Business if:  such service does not conflict with any other restrictions noted in this Paragraph 2; the Competing Business is diversified, and Employee becomes employed in a part of the business that is not in direct or indirect competition with Company; and, prior to the Employee beginning employment with the Competing Business, the Company receives written assurances satisfactory to the Company, from both the Competing Business and Employee, that Employee will not render services directly or indirectly in connection with any product, system, service, or process of any person or organization which is the same as, comparable to, or competes directly or indirectly with a product, system, service, or process of the Company

Employee agrees that the restrictions contained in paragraphs 2(a), 2(b), and 2(c) have no geographic limitation.  Employee agrees that the restrictions contained in Paragraph 2(d) are geographically limited to (a) the entirety of the United States and (b) any other country if the Company conducts business within such country at any time during Employee's employment with the Company.

Employee acknowledges that (i) the Company's business is and following the date hereof will be national in scope, (ii) the Company's products and services are and following the date hereof will be marketed throughout the United States and (iii) the Company has competed and following the date hereof will compete with other businesses that are or could be located in any part of the United States.  Employee further covenants and agrees that restrictive covenants contained in this Agreement are reasonable and necessary to protect the legitimate business interests of the Company because of the nature and scope of the Company's business.

If a court or arbitrator of competent jurisdiction determines that one or more of the provisions of this Paragraph 2 are invalid, illegal, or unenforceable for any reason, then such provision or provisions shall be deemed to be reduced in scope or length, as the case may be, to the extent required to make this Paragraph enforceable.  If Employee violates the provisions of this Paragraph 2, the periods described therein shall be extended by that number of days which equals the aggregate of all days during which at any time any such violations occurred.

For purposes of this Paragraph 2, the following definitions shall apply:

(1)           “Competing Business” means any business engaged in by any Person that is in competition with any business engaged in by the Company (“Company Business”) during the term of Employee’s employment with the Company; provided that the foregoing shall only apply to any Company Business with respect to which Employee possesses Confidential Information and is substantially engaged or provides substantial support during Employee’s employment with the Company.

(2)           “Customer” means any patient or other customer or prospective customer of any Company business unit with respect to which Employee is substantially engaged or provides substantial support during Employee’s employment with the Company.

(3)           “Person” means any individual, corporation, partnership, limited liability company or other entity.

For purpose of this Agreement, Employee’s effective date of termination of employment with the Company shall mean the later of: the Employee’s last day worked for the Company, or the end of any period of severance paid to the  Employee, regardless of whether such severance is paid as salary continuation, or in one lump sum. Notwithstanding the foregoing, if the Employee’s position is eliminated or otherwise ends in connection with a workforce reduction ( including any voluntary separation program), then the restrictions described in Paragraph 2(d) above shall end as of the later of six months following the Employee’s last day worked or the end of any severance period.

Notwithstanding the foregoing provisions of this Paragraph 2 and the remainder of this Agreement, the non-competition provisions of Paragraph 2(d) above shall not restrict Employee from performing legal services as a licensed attorney for a Competing Business to the extent that the attorney licensure requirements in the applicable jurisdiction do not permit Employee to agree to the otherwise applicable restrictions of Paragraph 2(d).

3.           Non-Inducement.  Employee agrees that during the term of his or her employment and for one year following the Employee’s termination of employment, Employee will not directly or indirectly assist or encourage any Person or entity in carrying out any activity that would be prohibited by the provisions of this Agreement if such activity were carried out by Employee.

4.           Property.  Employee agrees that upon leaving the employment of the Company, he or she will not take with him or her any of the Company’s property, including Confidential Information and trade secrets, regardless of the form in which it was held or acquired by Employee, and will immediately return to the Company any and all documents, notes, records, notebooks, mobile telephones, cellular telephones, computers, PDAs (personal digital assistants), portable digital storage devices, and similar repositories of or containing or relating to Confidential Information and Company trade secrets, and including, but not limited to, all copies, notes or abstracts thereof.

5.           Consideration and Acknowledgments.  Employee acknowledges and agrees that the covenants described in Paragraphs 1 through 4 of this Agreement are essential terms, and the underlying restricted stock unit award would not be provided by the Company in the absence of these covenants.  Employee further acknowledges that these covenants are supported by adequate consideration as set forth in this Agreement, that full compliance with these covenants will not prevent Employee from earning a livelihood following the termination of his or her employment, and that these covenants do not place undue restraint on Employee and are not in conflict with any public interest.  Employee further acknowledges and agrees that Employee fully understands these covenants, has had full and complete opportunity to discuss and resolve any ambiguities or uncertainties regarding these covenants before signing this Agreement, that these covenants are reasonable and enforceable in every respect, and has voluntarily agreed to comply with these covenants for their stated term.  Employee agrees that in the event he or she is offered employment with a Competing Business at any time in the future, Employee shall immediately notify the Competing Business of the existence of the covenants set forth in Paragraphs 1 through 4 above.

6.           Enforcement of This Agreement.  Employee acknowledges that compliance with the covenants set forth in Paragraphs 1 through 4 of this Agreement is necessary to enable the Company to maintain its competitive position, and that any actual or threatened breach of these covenants will result in irreparable and continuing damage to the Company for which there will be no adequate remedy at law.  In the event of any actual or threatened breach of these covenants, the Company shall be entitled to injunctive relief, including the right to a temporary restraining order, and other relief, including damages, as may be proper along with the Company’s attorneys’ fees and court costs.  The foregoing stipulated damages and remedies of the Company are in addition to, and not to the exclusion of, any other damages the Company may be able to prove.  In addition, if any court shall at any time hold these covenants to be unenforceable or unreasonable in scope, territory or period of time, then the scope, territory or period of time of the covenants shall be that determined by the court to be reasonable.  Employee consents to the jurisdiction of the Circuit Court of Lake or Cook County, Illinois for purposes of the enforcement of this agreement.

7.           Severability.  If any phrase or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, such phrase, clause or provision shall be deemed severed from this Agreement, but will not affect the enforceability of any other provisions of this Agreement, which shall otherwise remain in full force and effect.  If any restriction or limitation in this Agreement is deemed to be unreasonable, unenforceable or unduly restrictive by a court of competent jurisdiction, it shall not be stricken in its entirety and held totally void and unenforceable, but shall remain effective to the maximum extent permissible as determined by said court.

8.           Entire Agreement.  Except as provided in (1) and (2) below, this Agreement represents the entire agreement between the parties covering confidentiality, non-competition and non-solicitation restrictions, and it supersedes and renders null and void all prior agreements (or any portions thereof), arrangements or communications between the parties covering such restrictions, whether oral or written.  In particular, to the extent Employee has signed more than one version of this Agreement in connection with restricted stock unit awards for multiple years, the latest of such executed Agreements shall apply.  The terms of this Agreement may not be altered or modified except by written agreement of Employee and the Company.  Notwithstanding the foregoing:

(1) to the extent that, pursuant to an employment contract or otherwise, Employee is currently or in the future becomes subject to any similar obligations that are more restrictive in any respects than Employee’s obligations under this Agreement, then the more restrictive terms shall govern; and

(2)  this Agreement in no way limits or changes the Company’s obligations to Employee in regard to severance and any other specified matters under any employment, severance or similar agreement that may now or in the future be in place between the Company (or any predecessor or successor company) and Employee.

9.           Notification.  Employee further agrees that the Company may notify anyone later employing him or her of the existence and provisions of this Agreement.

10.           Successors and Assigns.  This Agreement shall be enforceable by the Company and its successors and permitted assigns.

11.           General.  Employee agrees that:

(a)           Waiver of any of the provisions of this Agreement by the Company in any particular instance shall not be deemed to be a waiver of any provision in any other instance and/or of the Company’s other rights at law or under this Agreement;

(b)           The provisions of this Agreement shall be considered severable;

(c)           This Agreement shall accrue to and be binding upon the Company and Employee; and

(d)           The captions in this Agreement shall be for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.           Governing Law.  The law of the State of Illinois shall govern this Agreement without regard to its choice of law provisions.

By my signature below, I acknowledge receipt of the Restricted Stock Unit Agreement to which this Agreement is attached as Exhibit A, and I and agree to the terms and conditions expressed in this Non-Competition, Non-Solicitation and Confidentiality Agreement.

Employee Name :

Signature                                                                                     Date

PLEASE RETURN TO MARY CRAIN, WALGREEN CO., FINANCE DEPARTMENT MS #2261, 200 WILMOT ROAD, DEERFIELD, IL 60015

WALGREEN CO.
LONG-TERM PERFORMANCE INCENTIVE PLAN
Beneficiary Designation Form

I, ___________________________________, hereby make the following beneficiary designations under the Walgreen Co. Long-Term Performance Incentive Plan (which includes Restricted Stock Unit Awards and the Performance Share Program, as applicable), such that the balance of any shares issuable to me or cash payable to me under this Plan following my death shall be paid to the following beneficiary or beneficiaries:

Name of Individual or Entity1	Social Security or Tax I.D. Number	Relationship

Primary ______________________________	_________________	_______________
Contingent ____________________________	_________________	_______________

If more than one person is named primary beneficiary, I desire that they share equally in shares to be issued or payments to be made under the Plan, unless I have indicated that they are to receive such shares or payments in unequal proportions.  Should one or more (but not all) of the above-named primary beneficiaries predecease me or die before receiving all shares or payments due under the Plan, the surviving primary beneficiaries shall share equally in what would have been the deceased beneficiary’s share, unless I have indicated to the contrary on an attached sheet.

Should all of the above-named primary beneficiaries predecease me or die before receiving all shares or payments due under the Plan, such shares or payments should be made to the contingent beneficiaries listed above in equal share, unless I have indicated that they are to receive such shares or payments in unequal proportions.  Should one or more (but not all) of the above-named contingent beneficiaries predecease me or die before receiving all shares or payments due under the Plan, the surviving contingent beneficiaries shall share equally in what would have been the deceased beneficiary’s share, unless I have indicated to the contrary on an attached sheet.

Should all of the above primary and contingent beneficiaries predecease me or die before receiving all shares or payments due under the Plan, any remaining Plan shares or payments shall be made to my estate or the legally established beneficiaries or heirs of my estate.

This beneficiary designation form cancels and supersedes any previous designation that I may have made under this Plan or the Restricted Performance Share Plan, if applicable. The designation is effective as of the date this form is signed by me. I have the right to change this beneficiary designation at any time by filing a new beneficiary designation form.

__________________________________ _______________________
Employee Name                                                                Dated

__________________________________
Employee Social Security Number

__________________________________                                                                           _______________________
Witness                                                                Dated

1 Attach a separate sheet to name multiple primary or contingent beneficiaries.